Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-C

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 2/15/05


Blended Coupon 4.3466%


Excess Protection Level
3 Month Average   7.79%
May, 2001   7.72%
April, 2001   7.57%
March, 2001   8.08%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.49%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$1,500,000,000.00


Seller Participation Amount$4,958,014,468.94